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                     UBS PAINEWEBBER RETIREMENT MONEY FUND
                          Supplement to the Prospectus
                             dated August 30, 2002

                                                                     May 1, 2003

Dear Investor,

The purpose of this supplement is to notify you of changes to the fund's checkwriting service and systematic withdrawal plan. The section captioned 'Checkwriting Service' on page 10 of the prospectus is replaced in its entirety with the following:

   Checkwriting Service. If you are approved for distributions you may elect to establish checkwriting privileges on your account. Checks may be written for any dollar amount.

   Checks will be cleared against a shareholder's fund account until June 9, 2003. When the fund's transfer agent receives the check for payment, the transfer agent will arrange for the sale of a sufficient amount of fund shares to cover the amount of the check. You will continue to receive dividends until the transfer agent receives the check.

   Effective June 9, 2003, checks will be cleared against the 'total withdrawal limit' of a shareholder's UBS PaineWebber brokerage account. The withdrawal limit includes uninvested cash in the brokerage account and balances in money funds or other sweep options.

   The date on which the fund's transfer agent or UBS PaineWebber processes the check, not the date you write on it, determines the year in which the distribution is reported to the Internal Revenue Service. If you must take annual required distributions by December 31 in a given year, you need to allow sufficient time for processing your check.

   Shareholders will receive copies of their canceled checks. If you have insufficient funds in your account, the check will be returned to the payee. You should not attempt to sell all the shares in your fund account by writing a check because the amount of fund shares is likely to change each day. You also should not use the checks to transfer money from a retirement sweep account to another account, correct excess contributions to a retirement plan or withdraw amounts classified as voluntary contributions to a retirement plan. Your checks may not be used to purchase securities in transactions with UBS PaineWebber, written for cash or used to close your account. All sales of fund shares by check will be reported to the Internal Revenue Service as taxable distributions. Charges may be imposed for specially imprinted checks, additional copies of canceled checks, stop payment orders and checks returned for insufficient funds. Charges that you do not otherwise pay may be satisfied through the automatic sale of an appropriate number of your fund shares or a charge against your brokerage account. There will be no withholding election for checks written against your account. To establish checking or request a reorder contact your Financial Advisor.

Effective June 9, 2003, the section captioned 'Checkwriting Service' on page 10 of the prospectus is replaced in its entirety with the following:

   Systematic Withdrawal Plan. Systematic Withdrawal Plans may be established to deduct funds from your withdrawal limit on your UBS PaineWebber brokerage account for a specified dollar amount, weekly, semi-monthly, monthly, quarterly or semi-annually or annually. The minimum withdrawal amounts under the systematic withdrawal plan are $1.00. The systematic withdrawal check will be mailed directly to your address of record or deposited into a non-retirement plan account held at UBS PaineWebber. Participation in the plan may result in the automatic sale of a portion of your shares in the fund.

For more information on your fund, please contact your Financial Advisor.

                                                                   Item # ZS-175